SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2005

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-15261 (Commission File Number)	23-2434506 (I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition.

On October 20, 2005, Registrant issued a Press Release announcing the results of operations for the quarter ending September 30, 2005. The text of the Press Release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

99.1	Press Release announcing the results of operations for the quarter and nine months ending September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/S/ FREDERICK C. PETERS II
Frederick C. Peters II, President and Chief Executive Officer

Date: October 21, 2005

EXHIBIT INDEX

Exhibit 99.1 Press Release dated October 20, 2005

2